SUPPLEMENT DATED DECEMBER 15, 2025

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2025

FOR TOTAL RETURN PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2025, for Total Return Portfolio (formerly named Managed Bond Portfolio) (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, information regarding Mark R. Kiesel is deleted. In addition, in the same subsection, the following is added in the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Amit Arora, Executive Vice President and Portfolio Manager	Since 2025
Jelle Brons. CFA, Executive Vice President and Portfolio Manager	Since 2025